EXHIBIT 99.1
                                                                    ------------


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     Solely for the purposes of complying with 18 U.S.C. section 1350, I, the undersigned Chairman of the Board and Chief Executive Officer of Earth Search Sciences, Inc. (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  November 14, 2002             /s/ Larry F Vance
                                     ---------------------------------
                                     Larry F Vance
                                     Chairman of the Board and
                                     Chief Executive Officer